UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2011

ENERGY TRANSFER EQUITY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue Dallas, TX	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 981-0700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 13, 2011, Energy Transfer Equity, L.P. (the “Partnership”) and Southern Union Company (“SUG”) issued a press release to announce that they have filed a joint application with the Public Service Commission of the State of Missouri (the “Commission”) requesting an order from the Commission authorizing SUG to take certain actions to allow the Partnership to acquire the equity interests of SUG, including its subsidiaries.

A copy of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward Looking Statements

This report may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the proposed transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond the control of the management teams of the Partnership or SUG. Among those is the risk that conditions to closing the transactions are not met or that the anticipated benefits from the proposed transactions cannot be fully realized. An extensive list of factors that can affect future results are discussed in the reports filed with the Securities and Exchange Commission by the Partnership and SUG. Neither the Partnership nor SUG undertake any obligation to update or revise any forward-looking statement to reflect new information or events.

Additional Information

In connection with the Partnership’s merger with SUG, the Partnership and SUG have filed a proxy statement / prospectus and other documents with the SEC. Investors and security holders are urged to carefully read the definitive joint proxy statement / prospectus because it contains important information regarding the Partnership, SUG and the merger.

A definitive proxy statement / prospectus will be sent to stockholders of SUG seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement / prospectus and other documents filed by the Partnership and SUG with the SEC at the SEC’s website, www.sec.gov. The definitive proxy statement / prospectus and such other documents relating to the Partnership may also be obtained free of charge by directing a request to Energy Transfer Equity, L.P., Attn: Investor Relations, 3738 Oak Lawn Avenue, Dallas, Texas 75219, or from the Partnership’s website, www.energytransfer.com. The definitive proxy statement / prospectus and such other documents relating to SUG may also be obtained free of charge by directing a request to Southern Union Company, Attn: Investor Relations, 5444 Westheimer Road, Houston, Texas 77056, or from SUG’s website, www.sug.com.

The Partnership, SUG and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information concerning the interests of the persons who may be “participants” in the solicitation will be set forth in the joint proxy statement / prospectus when it becomes available.

Item 8.01. Other Events

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description of the Exhibit
Exhibit 99.1	Energy Transfer Equity, L.P. Press Release, dated July 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

	By:	LE GP, LLC, its general partner

Date: July 13, 2011		/s/ John W. McReynolds

John W. McReynolds President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of the Exhibit
Exhibit 99.1	Energy Transfer Equity, L.P. Press Release, dated July 13, 2011.